UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2009 (August 3, 2009)

GASTAR EXPLORATION LTD.
 (Exact Name of Registrant as Specified in Its Charter)

ALBERTA, CANADA	001-32714	98-0570897
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1331 LAMAR STREET, SUITE 1080
HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.03  Material Modification to Rights of Security Holders.

As previously disclosed, on July 23, 2009, Gastar Exploration Ltd. (the “Company”) filed an article of amendment (the “Amendment”) to its Articles of Incorporation (previously filed as Exhibit 3.1 to the Company’s current report on Form 8-K filed on July 24, 2009 and incorporated by reference herein) with the Registrar of Corporations of Alberta, Canada for the purpose of affecting the consolidation of the Company’s common shares on a basis of one (1) new common share for each five (5) common share outstanding (the “5-for-1 Reverse Split”).

The Company’s shareholders approved the 5-for-1 Reverse Split at the 2008 Annual General and Special Meeting of Shareholders held on June 20, 2008 by a special resolution authorizing the consolidation of the Company’s common shares on the basis of one (1) common share for up to five (5) common shares.  Subsequently, the Board of Directors approved the implementation of a one (1) share for five (5) reverse stock split at a meeting held June 29, 2009 to be effective at the opening of trading on the NYSE Amex on August 3, 2009.  Upon the exercise of any stock options or warrants, resulting shares issued will be issued on a post-consolidation basis with the corresponding adjustment to the stock option and warrant exercise prices.  No scrip or fractional certificates will be issued in connection with the reverse stock split.  Shareholders who otherwise would be entitled to receive fractional shares because they hold a number of common shares not evenly divisible by five will receive a number of shares after rounding up to the next common share.

Registered shareholders of Gastar who hold existing physical stock certificates will receive a letter of transmittal from Gastar’s transfer agent, American Stock Transfer & Trust Company, containing instructions on how to receive new share certificates.  Shareholders whose certificates are held in “street name” or on deposit with their brokerage firm will need to take no further action.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.	Description of Document

3.1
Articles of Amendment attached to and forming part of the Articles of Incorporation of Gastar Exploration Ltd., dated as of July 23, 2009 (incorporated herein by reference to Exhibit 3.1 to Gastar Exploration Ltd.’s Report on Form 8-K filed with the Securities and Exchange Commission on July 24, 2009).

99.1	Press release dated August 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: August 3, 2009	By:	/s/ J. RUSSELL PORTER
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

3.1
Articles of Amendment attached to and forming part of the Articles of Incorporation of Gastar Exploration Ltd., dated as of July 23, 2009 (incorporated herein by reference to Exhibit 3.1 to Gastar Exploration Ltd.’s Report on Form 8-K filed with the Securities and Exchange Commission on July 24, 2009).

99.1	Press release dated August 3, 2009.